UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    December 31, 2018

SOUTH JERSEY INDUSTRIES, INC.
(Exact name of registrant as specified in Charter)

New Jersey	1-6364	22-1901645
(State or other jurisdiction Of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 South Jersey Plaza, Folsom, NJ	08037
(Address of principal executive offices)	(Zip Code)

(609) 561-9000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets

As previously announced, on June 27, 2018, South Jersey Industries, Inc., a New Jersey corporation (the “Company”), through its indirectly wholly-owned subsidiary, Marina Energy LLC, a New Jersey limited liability company (“Marina”), entered into a series of agreements whereby Marina will sell its portfolio of solar energy assets (the “Transaction”) to an entity managed by Goldman Sachs Asset Management (“Buyer”) for total consideration of approximately $350 million in cash.

As previously disclosed, the Company has been transferring ownership of these assets through multiple closings, as conditions precedent are met. Effective December 31, 2018, the Company closed on the disposition of additional solar sites across Maryland, New Jersey and Massachusetts with a total capacity of 49.2 megawatts. Total net consideration received for the sale of these divestitures is approximately $65.5 million in cash. This is in addition to the assets that were previously disposed of as of November 30, 2018, as set forth in Item 2.01 of the Company Current Report on Form 8-K, filed with the United States Securities and Exchange Commission on December 6, 2018, and which is incorporated herein by reference.

To date, the Company has closed on a total of $284.2 million in cash related to the projects that have already closed. There are remaining sites that have not closed due to outstanding conditions precedent. The Company and Buyer are seeking to resolve the open issues and close on these remaining projects, however, there is no assurance that all remaining projects will close as part of the Transaction.

The information provided in Exhibit 99.1 hereto is incorporated by reference into this Item 2.01.

Item 9.01	Financial Statements and Exhibits.

(b) Pro forma financial information.

The unaudited pro forma consolidated financial information of the Company giving effect to the above Transaction, and the related notes thereto, have been derived from its historical consolidated financial statements and are attached hereto as Exhibit 99.1.

(d) Exhibits

Exhibit No.	Description
99.1	Unaudited pro forma condensed consolidated financial statements and explanatory notes for the Company as of and for the nine months ended September 30, 2018, and for the years ended December 31, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 3, 2019	SOUTH JERSEY INDUSTRIES, INC.

	By:	/s/ Kenneth A. Lynch
Name: Kenneth A. Lynch
Title: Senior Vice President, Chief Risk and Accounting Officer